UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 2, 2006 (June 2, 2006)

                                  REFCO INC.
                             REFCO GROUP LTD., LLC
                              REFCO FINANCE INC.
           --------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

           Delaware                      001-32604               20-2537426
           Delaware                      333-119701              52-2169014
           Delaware                      333-119701-23           20-1400416
------------------------------   --------------------------  ------------------
 (State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
       of Incorporation)                                    Identification No.)

                    One World Financial Center
                    200 Liberty Street, Tower A
                    New York, New York                           10281
                 --------------------------------------------------------
                 (Address of Principal Executive Offices)     (Zip Code)

      (Registrant's Telephone Number, Including Area Code) (212) 693-7000
                                                           ----------------

                                 Not Applicable
    ------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.
-------------------------------------

Statement of Cash Receipts and Disbursements for the Period from April 1, 2006 to April 30, 2006.

On June 2, 2006, Refco Inc. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed their Monthly Statement of Cash Receipts and Disbursements for the period from April 1, 2006 to April 30, 2006 (the "Statement of Cash Receipts and Disbursements") with the United States Bankruptcy Court for the Southern District of New York (the "Court") (In re Refco Inc., et al., Case No. 05-60006 (RDD)). The Statement of Cash Receipts and Disbursements for the month of April 2006 is attached as Exhibit 99.1.

The Statement of Cash Receipts and Disbursements is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Court. The majority of the Company's foreign subsidiaries have not filed for bankruptcy protection, and financial information regarding such foreign subsidiaries is not part of the consolidated group included in the Statement of Cash Receipts and Disbursements. The financial information in the Statement of Cash Receipts and Disbursements is unaudited and was prepared on the cash basis of accounting. The Company cautions readers not to place undue reliance upon the Statement of Cash Receipts and Disbursements. There can be no assurance that such information is complete. The Statement of Cash Receipts and Disbursements may be subject to revision. The Statement of Cash Receipts and Disbursements is in a format required by the Bankruptcy Code and should not be used for investment purposes. The information in the Statement of Cash Receipts and Disbursements should not be viewed as indicative of future results.

Limitation on Incorporation by Reference

The Statement of Cash Receipts and Disbursements is being furnished for informational purposes only and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate the Statement of Cash Receipts and Disbursements or any other information set forth in this Current Report on Form 8-K by reference, except as otherwise expressly stated in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Current Report on Form 8-K, including the exhibit being furnished with this report, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of the 1995. In this Current Report on Form 8-K and the exhibits hereto, all statements other than statements of historical fact are forward-looking statements that involve risks and uncertainties and actual results could differ materially from those set forth in the forward-looking statements. These forward-looking statements are based on assumptions that we have made in light of our experience and on our perceptions of historical events, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. Because of these factors, we caution that you should not place undue reliance on any of our forward-looking statements. Further, any forward-looking statement speaks only as of today. It is impossible for us to predict how new events or developments may affect us. The registrants disclaim any intention or obligation to update or revise any forward-looking statements, either to reflect new information or developments or for any other reason.

Item 9.01  Financial Statements and Exhibit.
--------------------------------------------

          (c) Exhibit.

Exhibit
Number                Description
------                -----------

Exhibit 99.1          Statement of Cash Receipts and Disbursements for
                      April 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             REFCO INC.


Date:  June 2, 2006                          By: /s/ Jerry Lombardo
                                                 ------------------------------
                                                 Jerry Lombardo
                                                 Vice President

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             REFCO GROUP LTD., LLC


Date:  June 2, 2006                          By: /s/ Jerry Lombardo
                                                 ------------------------------
                                                 Jerry Lombardo
                                                 Authorized Person

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             REFCO FINANCE INC.



Date:  June 2, 2006                          By: /s/ Jerry Lombardo
                                                 ------------------------------
                                                 Jerry Lombardo
                                                 Vice President

                                 EXHIBIT INDEX

Exhibit
Number                Description
------                -----------

Exhibit 99.1          Statement of Cash Receipts and Disbursements for
                      April 2006